TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 CASH FLOW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 VISTA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 36 Page 2 of 36

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. Most of the executives that lead our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder are primarily incentivized though performance share units that are based on the long-term growth of the Cimpress share price beyond a hurdle rate. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC), which we estimate to be 8.5%. In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. For example, we require only 10% for highly predictable organic investments in established markets, 15% for M&A of established, growing, profitable companies, and 25% for risky investments such as our investments in startup businesses or emerging markets. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes, which we have made in the past. Page 3 of 36

LETTER FROM ROBERT OCTOBER 27, 2021 Dear Investor, We made strong progress in Q1 FY2022 against our plans. Our businesses executed well: introducing new products we believe will increase per-customer lifetime value, investing in technology and production operations, recruiting new talent, and implementing customer service and marketing improvements. The pandemic continues to drive some volatility, but its overall impact on Cimpress has lessened: organic constant-currency revenue relative to the same quarter before the pandemic (Q1 FY2020) was down 2% on a consolidated basis, and none of our reportable segments was down more than 5%. Those revenue levels remain well below our expectations for a post- pandemic future but nonetheless demonstrate progress. Gross profit was up versus pre-pandemic Q1 FY2020, and when combined with cost savings from actions taken during the pandemic, this drove increased EBITDA compared to the pre-pandemic period in all reportable segments with the exception of Vistaprint (from here forward, referred to as "Vista"). In Vista, gross profit and contribution profit were broadly on-par with pre-pandemic levels. Vista's reduced EBITDA comes from our previously communicated decision to invest meaningfully to build capabilities that we believe will contribute to sustainable top-line growth. Below are some examples of our progress during the first quarter of FY2022. Vista Today, we announced two significant changes that further expand the value proposition of Vista beyond just online printing. Both moves directly support our North Star vision to become the expert design and marketing partner for the world's small businesses. First, we have introduced a parent brand, Vista (please see vista.com). Second, we have launched a SaaS platform for digital creative design known as VistaCreate (please see vista.com/create). These two steps directly support the goals we described at our August 2021 investor day to create new customer acquisition vehicles, accelerate new product introduction, deepen our customer relationships, make design central to our value proposition, improve our relevance in a hybrid digital-physical marketing landscape, and expand beyond our brand's reputation as an online printer. Achieving our vision for Vista takes investment. As noted above, in Q1 FY2022 Vista's contribution profit was roughly equal to the same quarter two years prior in FY2020 (pre-pandemic). The compression in segment EBITDA between those periods is a reasonable proxy for the incremental amount of organic growth investment in this business (there are other puts and takes of course, but our investment plans represent the most material factor). We are making this investment because we believe it will yield a business that has significantly improved growth prospects including in our core product lines where we generate substantial profitability and cash flow. During the quarter, Vista: • Continued to test, learn and build out a new customer experience in the markets where we have already launched our new e-commerce platform. Australia's revenue was back on par with pre-pandemic revenue with higher gross profit, despite significant pandemic restrictions. There we are benefiting from new product introduction and experience improvements that had not been possible until after the platform migration. In the UK, we continue to iterate on customer improvements, and we launched the platform in Canada this quarter with results in line with our expectations. We continue to prepare for the planned U.S. launch in Q3 FY2022. • Made important strides toward delivering full-spectrum design capabilities and improving our digital relevance through continued integration of and investment in 99designs by Vista, expansion of our design help services, the signing of our strategic partnership with Wix for digital presence and commerce enablement, and the acquisition of Depositphotos and its subsidiary Crello that closed on October 1, 2021. This acquisition brings content and tools that enable businesses to create DIY designs for social media, which we have rebranded VistaCreate at vista.com/create. Strengthening our capabilities in these areas will allow us to provide a broader range of design services and digital capabilities that our customers want, but importantly also support the growth of our printed marketing products, signage, apparel and packaging, and opens up the opportunity to introduce subscription offerings packed with value for our customers. • Delivered customer insights, data analysis, IP and creative work that drove today's announcement of a new brand architecture centered around Vista, which we believe will help our customers understand our broader product and service offering while maintaining and building upon what they love about VistaPrint. Please be sure to learn more about these Vista announcements in a video presentation posted today on ir.cimpress.com. Please see non-GAAP reconciliations at the end of this document. Page 4 of 36

Upload and Print Our upload and print businesses used the pandemic as a catalyst to improve in multiple ways. The work they have done to develop and launch new products, leverage each others' product and supply chain capabilities, and remain close to customers has driven combined Upload and Print revenue and segment EBITDA to be higher than pre- pandemic levels. This is an outstanding result of both strategic and tactical work on the part of many team members, and it supports the ability of these businesses to contribute more meaningfully to Cimpress' future cash flows. National Pen National Pen made progress this quarter across multiple areas, including on e-commerce and production technology implementations, beginning to move to an omni-channel marketing approach, a continued focus on efficiency gains, and the ramp up for National Pen's seasonal holiday peak. Q1 FY2022 revenue was slightly below the same period in FY2020, but segment EBITDA was higher. All Other Businesses Businesses in this segment executed well this quarter against some shifting dynamics that drove less efficient revenue growth on a year-over-year basis, but this segment is still fundamentally stronger and more profitable than pre-pandemic levels. Supply Chain Challenges and Opportunities The current supply chain issues that we all read about on a regular basis have created both challenges and opportunities for Cimpress businesses. We are not immune to rising input costs, and most of our businesses have seen material cost increases of product substrates like paper, production materials like aluminum plates, freight and shipping charges and a more competitive labor market. This is an area that occupies a lot of attention from our teams and we believe that our scale-based shared strategic capabilities and supplier relationships provide clear advantages for us such that in relative terms we can fare better than competitors even if in nominal terms costs are higher. Through data capabilities, our businesses are regularly testing new pricing approaches and in every business there has been some form of pricing increases that are mostly offsetting the increased costs. As evidence of our ability to manage this environment, our Q1 FY2022 gross margin was in line with Q1 FY2020. You will also see in our balance sheet that both prepaid expenses and inventory has increased ahead of our holiday peak partly to secure supply, which we believe will benefit us competitively. Outlook I don't have new major outlook revelations to share today. I remain optimistic about our businesses both in their ability to cope with the lingering pandemic impacts including supply chain pressures, as well as their ability to drive sustainable growth as we emerge from the pandemic. For our businesses that are back to growth, that is largely being driven by new product introduction and capabilities that we have worked on over the last few years. This also gives me confidence that we will see the same result once we're on the other side of the technology platform migration in Vista and can get back to that same pace of new product introduction and innovation. We plan to continue with the increased organic growth investments in FY2022 in line with our commentary at our August investor day, which now will include the necessary investment to integrate the Depositphotos and Crello offerings. This last quarter showed clear evidence of the progress and investment we are making to execute on what we outlined at our August investor day. I look forward to reporting further progress next quarter. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 5 of 36

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q1 FY2020	Q1 FY2021	Q1 FY2022
Vista	$ 343,171	$ 329,291	$ 349,480
PrintBrothers	109,290	100,112	125,357
The Print Group	72,258	66,437	72,820
National Pen	70,163	67,649	69,264
All Other Businesses	42,276	43,478	47,871
Inter-segment eliminations	(3,199)	(20,467)	(7,193)
Total revenue	**$ 633,959**	**$ 586,500**	**$ 657,599**
Reported revenue growth	*8 %*	*(7)%*	*12 %*
Organic constant currency revenue growth	*4 %*	*(10)%*	*9 %*
Income from operations	**$ 25,379**	**$ 35,986**	**$ 16,939**
Income from operations margin	*4 %*	*6 %*	*3 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q1 FY2020	Q1 FY2021	Q1 FY2022
Vista	$ 87,303	$ 90,157	$ 68,039
PrintBrothers	10,777	9,715	16,283
The Print Group	13,634	12,183	14,389
National Pen	(9,850)	(10,671)	(8,048)
All Other Businesses	1,717	8,609	4,891
Total segment EBITDA	**$ 103,581**	**$ 109,993**	**$ 95,554**
Central and corporate costs	(34,152)	(29,870)	(34,142)
Unallocated share-based compensation	499	(1,150)	(1,130)
Exclude: share-based compensation expense[1]	4,750	8,283	11,006
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	4,838	1,217	(3,672)
Adjusted EBITDA	**$ 79,516**	**$ 88,473**	**$ 67,616**
Adjusted EBITDA margin	*13 %*	*15 %*	*10 %*
Adjusted EBITDA year-over-year growth	*87 %*	*11 %*	*(24)%*

[1]SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q1 FY2020	Q1 FY2021	Q1 FY2022
Net cash provided by operating activities	$ 62,905	$ 105,681	$ 36,567
Net cash (used in) investing activities	(29,363)	(21,084)	(13,181)
Net cash (used in) financing activities	(33,005)	(91,979)	(10,351)
Adjusted free cash flow	36,241	82,494	12,304
Cash interest related to borrowing	9,384	9,078	14,358

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 36

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q1 FY2020	Q1 FY2021	Q1 FY2022
Adjusted EBITDA	$ 79,516	$ 88,473	$ 67,616
Cash restructuring payments	(2,262)	(2,515)	—
Cash taxes	(4,472)	(352)	(7,767)
Other changes in net working capital and other reconciling items	(493)	29,153	(8,924)
Purchases of property, plant and equipment	(14,193)	(8,383)	(8,624)
Capitalization of software and website development costs	(12,471)	(14,804)	(15,639)
Adjusted free cash flow before cash interest related to borrowing	**$ 45,625**	**$ 91,572**	**$ 26,662**
Cash interest related to borrowing	(9,384)	(9,078)	(14,358)
Adjusted free cash flow	**$ 36,241**	**$ 82,494**	**$ 12,304**

Q1 FY2022 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$67.6
($7.8)
($8.9)
($8.6)
($15.6)
$26.7
($14.4)
$12.3
Adjusted EBITDA
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 36

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (Decline) (1,2)



$634
$820
$598
$429
$587
$781
$573
$635
$658
8%
(1)%
(10)%
(36)%
(7)%
(5)%
(4)%
48%
12%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Organic Constant-Currency Revenue Growth (Decline)



4%
—%
(9)%
(36)%
(10)%
(9)%
(10)%
38%
9%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Cash Flow from Operations



$63
$202
$19
$54
$106
$150
$(37)
$46
$37
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Adjusted Free Cash Flow & Cash Interest



Adj. FCF
Cash Interest
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122
Adj. FCF	$36	$177	($4)	$34	$82	$130	($62)	$15	$12
Interest	$9	$24	$9	$30	$9	$49	$8	$51	$14

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

(2) During Q1 FY2022, we identified an immaterial error related to the presentation of revenue for one-to-one design service arrangements that overstated revenue and cost of revenue for the period from October 1, 2020 through June 30, 2021. As a result, we have revised our previously reported results to present these transactions on a net basis, which decreased revenue and cost of revenue by $5.2 million, $5.5 million and $5.8 million in the second, third and fourth quarters of FY2021, respectively, and $16.6 million for the full year FY2021. There was no change to operating income or cash flow.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 36

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data

GAAP Operating Income (Loss) & Adjusted EBITDA


GAAP OI (Loss)
Adjusted EBITDA
$25 $80
$122 $186
($88) $71
($3) $64
$36 $88
$94 $143
($16) $55
$9 $62
$17 $68
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Net Income (Loss) Attributable to Cimpress


$20
$190
($85)
($42)
($11)
$32
($39)
($60)
$2
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22

Net Debt (1)


($1,208)
($1,344)
($1,449)
($1,437)
($1,361)
($1,278)
($1,348)
($1,379)
($1,366)
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

($M)	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22
Cash / equivalents	$ 31	$ 37	$ 228	$ 45	$ 40	$ 37	$ 36	$ 183	$ 193
Marketable securities	$—	$—	$—	$—	$—	$—	$—	$203	$192
HY notes	($400)	($400)	($600)	($600)	($600)	($600)	($600)	($600)	($600)
2nd lien notes	$—	$—	$—	($300)	($300)	($300)	($300)	$—	$—
Term loans	($491)	($478)	($452)	($148)	($146)	($144)	($143)	($1,152)	($1,140)
Revolver	($331)	($488)	($612)	($422)	($344)	($260)	($329)	$—	$—
Other debt	($17)	($15)	($14)	($12)	($11)	($11)	($13)	($13)	($11)
Net debt	($1,208)	($1,344)	($1,449)	($1,437)	($1,361)	($1,278)	($1,348)	($1,379)	($1,366)

Weighted Average Shares Outstanding (Millions) (2)


Basic
Diluted
30.5
29.7
27.9
27.0
26.0 26.0
25.9 25.9
25.9 25.9
26.4 26.0
26.0 26.0
26.0 26.0
26.6 26.1
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

(1) Excludes debt issuance costs, debt premiums and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 36

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue growth** was 12% in Q1 and **organic constant-currency revenue growth** was 9% for Q1. The table below shows both year-over-year and year-over-two-year reported ("R") revenue growth and organic constant-currency ("OCC") growth by segment, as well as a column that shows revenue growth excluding face mask revenue in both periods ("R ex. masks"):

	Q1FY2022				
	vs Q1FY2021			vs Q1FY2020	
Segment:	R	R ex. masks	OCC	R	OCC
Vista	6%	18%	2%	2%	(4)%
PrintBrothers	25%	27%	24%	15%	6%
The Print Group	10%	20%	8%	1%	(5)%
National Pen	2%	20%	2%	(1)%	(4)%
All Other Businesses	10%	10%	5%	13%	14%
Total	**12%**	**20%**	**9%**	**4%**	**(2)%**

Revenue recovery continued in Q1 FY2022, particularly in our Upload and Print businesses, whose recovery had lagged behind our other businesses in prior quarters. Compared to pre-pandemic results, demand for new, fast-growing product categories has mostly offset lingering pandemic impacts on demand for certain marketing materials, bringing some of our businesses to revenue levels at or above those from FY2020, and others at about 95% of pre-pandemic levels. Pandemic-related products such as face masks were about 1% of revenue in Q1 FY2022 versus about 8% in Q1 FY2021. Excluding the impact of mask sales, reported revenue growth for the quarter was 20%.

Q1 FY2022 **GAAP operating income** declined by $19.0 million year over year to $16.9 million, versus $36.0 million in the year-ago period. Gross profit increased $31.0 million from higher revenue partially offset by a $19.1 million increase in advertising spend, as well as planned increases in organic investment (primarily hiring in Vista) and the addition of the 99designs cost base that was not included in the prior year period.

Adjusted EBITDA for Q1 FY2022 was $67.6 million, down $20.9 million from $88.5 million in Q1 FY2021. In addition to the operational results and investments described in operating income above, the net impact of year-over-year currency movements unfavorably influenced adjusted EBITDA by $4.0 million.

GAAP net income (loss) per diluted share for the first quarter was $0.09, versus a loss of $(0.41) in the same quarter a year ago. Though there was a year-over-year decline in operating income, this was more than offset by decreased interest expense and the recognition of non-operational, non-cash year-over-year currency gains in other income (expense), net (details on page 22).

(continued on next page)

2-Year Stacked Reported Revenue Growth



Earlier period
Later period
13%
7%
4%
(10)%
(6)%
7%
(36)%
(29)%
1%
8%
(7)%
(1)%
(5)%
(6)%
(10)%
(4)%
(14)%
12%
48%
(36)%
5%
12%
(7)%
Q1'19+ Q1'20
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
12%
6%
(6)%
5%
(36)%
4%
(10)%
(6)%
—%
(9)%
(9)%
(9)%
(10)%
(19)%
2%
38%
(36)%
(1)%
Q1'19+ Q1'20
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)



$25
4%
$122
15%
(15)%
($88)
(1)%
($3)
$36
6%
$94
12%
(3)%
($16)
$9
1%
$17
3%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Adjusted EBITDA ($M) & Margin (%) (Quarterly)



$80
13%
$186
23%
$71
12%
$64
15%
$88
15%
$143
18%
$55
10%
$62
10%
$68
10%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 36

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

Gross profit (revenue minus the cost of revenue) increased year over year by $31.0 million in the first quarter, due to materially higher revenue and improved product mix with increased demand in categories such as marketing materials and business cards and lower contribution from COVID-related products. We did not benefit from government wage incentives this quarter, down from $3.1 million in Q1 FY2021. Currency had a positive impact on gross profit for the quarter. Though our businesses saw rising input costs in several COGS-related areas this quarter (shipping, freight, certain raw materials, and to a lesser extent, labor costs), this was largely offset by price increases.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the first quarter was 48.5%, down 50 bps compared to Q1 FY2021.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $10.2 million in the first quarter. Increased gross profit was partially offset by an increase in advertising spend, from $68.9 million in Q1 FY2021 to $88.1 million in Q1 FY2022. In the year-ago period we had a partial quarter of self-imposed restrictions on ad spend, so the increase in advertising spend was largely to bring performance advertising back to pre-pandemic payback thresholds, plus a small year-over-year increase in upper-funnel advertising spend in Vista. Currency movements benefited contribution profit for the quarter.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the first quarter was 33.2%, down from 35.5% in the same quarter a year ago.

Advertising as a percent of revenue increased year over year for the first quarter from 11.8% to 13.4%, for the reasons described above.

GAAP Operating Income & Adj. EBITDA ($M) (TTM)


TTM OI
TTM Adj EBITDA
$195 $424
$226 $471
$109 $453
$56 $400
$67 $409
$39 $367
$111 $351
$124 $349
$104 $328
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Gross Profit ($M) & Gross Margin (%)


Gross Profit
Gross Margin %
$308 48.6%
$426 52.0%
$288 48.2%
$210 48.8%
$288 49.0%
$400 50.9%
$277 47.8%
$311 48.6%
$319 48.5%
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22

Contribution Profit ($M) & Contribution Margin (%)


Contribution Profit
Contribution Margin %
$205 32.3%
$317 38.6%
$201 33.7%
$166 38.6%
$208 35.5%
$286 36.4%
$189 32.6%
$212 33.1%
$219 33.2%
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 36

CASH FLOW

We generated $36.6 million of **cash from operations** in Q1 FY2022, compared with $105.7 million in the year-ago period. In addition to the $20.9 million decrease to adjusted EBITDA described on page 10, cash interest payments increased by $5.3 million, and cash taxes increased by $7.4 million partially due to a refund received in the prior year. Additionally, working capital movements were unfavorable compared to Q1 FY2021. While there are inherent benefits of our negative working capital cycle as revenue demand has filled in year over year, we increased inventory and prepaid expenses ahead of our holiday peak due to the current constrained supply chain environment, which had a negative impact on net working capital, among other timing differences. In the prior year working capital benefited from partnering with suppliers to delay payments.

Adjusted free cash flow was $12.3 million in the first quarter of FY2022 compared to $82.5 million in the same period a year ago. Adjusted free cash flow decreased as a result of the decline in our operating cash flow, which was materially impacted by working capital. Capitalized software spend and capital expenditures increased slightly year over year.

Internally, an important annual performance metric is **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

Adjusted Free Cash Flow & Cash Interest ($M) (Quarterly)


FCF
Cash Interest
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122
Adj. FCF	$36	$177	($4)	$34	$82	$130	($62)	$15	$12
Interest	$9	$24	$9	$30	$9	$49	$8	$51	$14

Adjusted Free Cash Flow & Cash Interest ($M) (TTM)


FCF
Cash Interest
$60
$258
$64
$281
$65
$292
$73
$244
$73
$290
$98
$243
$96
$185
$117
$166
$122
$96
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 36

CASH FLOW (CONTINUED)

Cash Flow from Operations ($M)
(Quarterly)



$63
$202
$19
$54
$106
$150
($37)
$46
$37
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Cash Flow from Operations ($M)
(TTM)



$372
$391
$393
$338
$381
$330
$273
$265
$196
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Certain Cash Payments Impacting Cash Flow from Operations ($M)*
(Quarterly)



Cash Restructuring
Cash Interest Related to Borrowing
$11
$9
$2
$24
$24
$—
$11
$9
$2
$34
$30
$4
$12
$9
$3
$50
$49
$1
$8
$8
$—
$53
$51
$2
$14
$14
$—
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Certain Cash Payments Impacting Cash Flow from Operations ($M)*
(TTM)



Cash Restructuring
Cash Interest Related to Borrowing
$67
$60
$7
$71
$64
$7
$71
$65
$6
$82
$73
$9
$82
$73
$9
$108
$98
$10
$104
$96
$8
$124
$117
$7
$126
$122
$4
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Capital Expenditures & Capitalization of Software & Website Development Costs ($M)
(Quarterly)



Capital Expenditures
Capitalized Software
$26
$12
$14
$25
$11
$14
$23
$12
$11
$20
$8
$12
$23
$15
$8
$20
$12
$8
$25
$19
$6
$32
$16
$16
$24
$16
$9
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Capital Expenditures & Capitalization of Software & Website Development Costs ($M)
(TTM)



Capital Expenditures
Capitalized Software
$114
$50
$64
$110
$50
$60
$101
$50
$51
$94
$44
$50
$91
$46
$45
$86
$47
$39
$88
$53
$35
$100
$61
$39
$101
$62
$39
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow. Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.*

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 36

DEBT & SHARE REPURCHASES As of September 30, 2021, our total debt, net of issuance costs, was $1,729.7 million. Net debt, excluding issuance costs, other debt discounts and premiums and net of cash, cash equivalents and current and non-current marketable securities, was $1,365.9 million, down from $1,378.9 million as of June 30, 2021. As previously disclosed, during Q4 FY2021, we amended and restated our senior secured credit agreement, which resulted in borrowings under a Term Loan B that we used to redeem in full our 12% Second Lien Notes that were due 2025 and to repay all outstanding borrowings under our previous credit facility. While this transaction increased our total debt, it was approximately neutral to our net debt and our primary source of liquidity is now cash, cash equivalents and marketable securities held on the balance sheet. We expect interest expense to decrease this fiscal year due to the refinancing. With the new Term Loan B and related changes to our senior secured credit facility, we now look at net leverage instead of gross leverage given the significant difference in the amount of liquid assets we have on our balance sheet. The calculation of our debt-covenant-defined leverage ratio (net debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. Our consolidated net leverage ratio as calculated per our credit agreement was 3.87 as of September 30, 2021, an increase from 3.72 as of June 30, 2021 as planned. We did not repurchase any shares during Q1 FY2022. Consolidated Net Leverage Ratio* 2.96 2.97 2.92 3.53 3.32 3.33 3.77 3.72 3.87 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 *Consolidated Leverage Ratio as calculated per our credit agreement definitions. Cash, Equivalents and Marketable Securities ($M) $31 $37 $228 $45 $40 $37 $36 $386 $386 $183 $193 $152 $152 $51 $40 Cash and equivalents Marketable securities (current) Marketable securities (non-current) Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Interest Expense Related to Borrowing ($M)* (Income Statement View) $15 $16 $17 $28 $31 $30 $29 $25 $29 $48 Interest epense related to borrowing Loss on early extinguishment of debt Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 *Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration Share Repurchases ($M) $232 $305 $90 $— $— $— $— $— $— Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Please see non-GAAP reconciliations at the end of this document. Page 14 of 36

SEGMENT RESULTS

VISTA

As described earlier in the document and in more detail in a video posted on ir.cimpress.com today, the Vistaprint business has evolved its brand architecture to a parent brand, "Vista", with subsidiary brands like VistaPrint, 99designs by Vista and VistaCreate that operate within that architecture. This branding should help open customers' minds to allow us to serve a broader set of their needs across a wide range of products and solutions that includes design, social media and web presence as well as print and other physical custom products.



Revenue ($M) & Reported Revenue Growth Quarterly (1)
$343
(1)%
$433
(2)%
$316
(12)%
$245
(32)%
$329
(4)%
$431
(1)%
$322
2%
42%
$346
$349
6%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

(1) Please see note (2) on page 8 of this document.

Vista's Q1 FY2022 revenue was up 6% year over year on a reported basis and grew 2% on an organic constant-currency basis. Revenue related to face masks was 1% of revenue vs. 11% in Q1 FY2021. Revenue for nearly all other product categories grew year over year across markets. Excluding the impact of mask revenue in both periods, reported revenue grew 18% year over year.



Organic Constant-Currency Revenue Growth Quarterly
1%
(2)%
(11)%
(31)%
(5)%
(6)%
(5)%
32%
2%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

When comparing to the same period in FY2020 (pre-pandemic), revenue was 4% lower in Q1 on an organic constant-currency basis. Growth in product categories such as packaging and labels, signage and promotional products are partially offsetting some lingering pandemic effects on small format product categories. Results in North America and Australia are closer to pre-pandemic levels than in Europe.



2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
1%
(5)%
(4)%
(6)%
(2)%
(8)%
(11)%
(5)%
(16)%
1%
32%
(31)%
2%
(5)%
(3)%
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22

Vista segment EBITDA declined year over year by $22.1 million in Q1 FY2022. Q1 gross profit grew year over year while contribution profit declined slightly when factoring in increased advertising spend. Advertising spend as a percent of revenue increased year over year from 10.7% in the prior-year quarter to 13.8% in Q1 FY2022 largely as the result of expanding performance advertising spend payback thresholds. We continue to see expanded return on advertising spend, particularly in our paid search non brand and performance display channels. Upper-funnel ad spend in Q1 FY2022 increased slightly year over year to 1% of Vista revenue. Other operating expenses grew year over year for Q1 due to the addition of 99designs as well as planned increases to organic investments in Vista to support Vista's multi-year transformation journey to become the expert design and marketing partner to the world's small businesses. Increased input costs were mostly offset by a combination of savings, efficiency gains and pricing changes.

(continued on next page)

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 36

VISTA (CONTINUED)

Vista continues to progress on the multi-year project to rebuild its technology infrastructure. To date, we have launched new sites in nine countries (including Canada in Q1 FY2022), constantly iterating and improving capabilities on the site along with new processes to improve customer experience. Customer satisfaction data will continue to guide our launch timeline. As previously disclosed, we will pause migrating during our holiday peak season and will resume in Q3 FY2022 when we expect to launch in the U.S., with remaining countries migrated by approximately June or July 2022. We continue to hire the user experience, design, and data talent that we need to leverage the new technology platform in ways that will transform, over time, the way customers interact with Vista. Each launch unlocks the ability to introduce new products, integrate a broader spectrum of design capabilities, and personalize the customer experience in a way that our existing platform could not. We expect these new capabilities and experiences to have increasing impact throughout FY2022.


Segment EBITDA ($M) & Segment EBITDA Margin Quarterly
$87
$139
$74
$66
$90
$112
$64
$58
$68
25%
32%
23%
27%
27%
26%
20%
16%
19%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22


Vista Advertising ($M) & as % of Revenue
Vista performance advertising spend ($M)
Vista upper-funnel advertising spend ($M)
Vista total advertising as % of revenue
$53
$61
$45
$19
$35
$2
$33
$67
$8
$58
$45
$9
$36
$60
$17
$43
$48
$4
$44
15%
14%
14%
8%
11%
15%
14%
17%
14%
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 36

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 6 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q1 FY2022 grew year over year by 19% at reported currency rates, or 18% on an organic constant-currency basis. We are encouraged by signs of overall economic recovery for our businesses in many of our European geographies as volumes increased sequentially through the quarter including in new product categories that have been introduced over recent years. Our businesses also benefited from the timing of elections in Germany and Italy, which drove sales of signage products, flyers and brochures.

When comparing to the same periods in FY2020 (pre-pandemic), revenue was up 6% on a constant-currency basis for PrintBrothers and down 5% for The Print Group. New product introduction in fast growing product categories have more than or largely offset lingering event-related pandemic impacts in these businesses.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) increased year over year by 40%, or $8.8 million, in Q1 FY2022, driven by the profit impact of higher revenue, continued introduction of new products and improved efficiencies as each group better leverages its combined capabilities. This work is evident in segment EBITDA results versus pre-pandemic periods as both PrintBrothers and The Print Group delivered segment EBITDA in line with or above Q1 FY2020 results, each with improved segment EBITDA margins.

We continue to invest in key areas within our upload and print businesses to ensure they work more closely together to exploit scale advantages and improve their cost competitiveness. These businesses also continue to adopt and invest in technologies that are part of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de druck.at Drukwerkdeal

THE PRINT GROUP:

pixartprinting exaprint TRADEPRINT.CO.UK easyflyer

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 36

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly


$109
$127
$109
$73
$100
$122
$94
$106
$125
8%
9%
—%
(38)%
(8)%
(4)%
(14)%
46%
25%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Organic Constant-Currency Revenue Growth Quarterly


13%
8%
—%
(39)%
(15)%
(11)%
(21)%
34%
24%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
13%
(15)%
(2)%
8%
(11)%
(3)%
—%
(21)%
(21)%
34%
(39)%
(5)%
9%
24%
(15)%
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$11
$16
$9
$3
$10
$16
$8
$9
$16
10%
13%
8%
5%
10%
14%
8%
9%
13%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly


$72
$88
$69
$47
$66
$76
$60
$73
$73
2%
—%
(13)%
(47)%
(8)%
(13)%
(13)%
56%
10%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Organic Constant-Currency Revenue Growth Quarterly


7%
3%
(10)%
(46)%
(12)%
(19)%
(20)%
43%
8%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
7%
(12)%
(5)%
3%
(19)%
(16)%
(10)%
(20)%
(30)%
43%
(46)%
(3)%
8%
(12)%
(4)%
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$14
$18
$11
$9
$12
$13
$6
$12
$14
19%
21%
16%
19%
18%
16%
11%
16%
20%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 36

NATIONAL PEN

National Pen's Q1 FY2022 revenue grew 2% on both a reported and organic constant-currency basis. The business has seen improvements in results due to businesses reopening and a return of in-person events in some markets, largely offset by a decline in revenue from pandemic-related products including masks produced on behalf of other Cimpress businesses. Excluding the impact of mask sales, reported revenue grew 20% year over year.

When comparing to the same period in FY2020 (pre-pandemic), revenue was 4% lower in Q1 FY2022.

Segment EBITDA increased year over year by $2.6 million in Q1 FY2022. In addition to improvements in revenue this quarter, the business saw an uplift to gross profit driven by a more normalized mix of products and decline in lower-margin pandemic-related products, as well as lower operating expense from permanent cost reductions made last year.

We continue to make investments in National Pen's e-commerce and other technology capabilities, based on the capabilities of the mass customization platform. As more markets are covered by the new e-commerce platform, National Pen is improving its growth prospects.



Revenue ($M) & Reported Revenue Growth
Quarterly
$70
6%
$128
(4%)
$68
(14%)
$33
(53%)
$68
(4%)
$115
(10%)
$62
(9%)
109%
$69
$69
2%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22



Organic Constant-Currency Revenue Growth
Quarterly
8%
(3%)
(13%)
(53%)
(5%)
(13%)
(12%)
103%
2%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22



2-Year Stacked Organic Constant-Currency
Revenue Growth
Earlier period
Later period
3%
8%
(5)%
(13)%
(16)%
(13)%
(12)%
(25)%
50%
103%
(53)%
(5)%
2%
(3)%
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22



Segment EBITDA (Loss) ($M) &
Segment EBITDA (Loss) Margin
Quarterly
(14%)
($10)
$28
22%
(2%)
($1)
(29%)
($9)
(16%)
($11)
$19
16%
(5%)
($3)
$7
10%
(12%)
($8)
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 36

ALL OTHER BUSINESSES

This segment delivered increased revenue during Q1 FY2022 compared to the prior year, driven by both organic growth and the addition of revenue from a fast-growing acquisition completed during the fourth quarter of FY2021 that is included in BuildASign's results. Organic constant-currency revenue grew 5% year over year in Q1 in this segment though growth is lower sequentially as we lap the increased demand for home decor products last year.

Q1 FY2022 segment EBITDA declined year over year by $3.7 million due to a combination of factors including that in the year-ago period BuildASign had pulled back on advertising and other operating expenses, the unit cost of performance advertising has increased from its pandemic low point last year, and input costs have increased, including shipping, materials and labor. Segment EBITDA margin declined year over year from 20% last year to 10% in Q1 FY2022.



Revenue ($M) & Reported Revenue Growth*
Quarterly
Revenue
Reported Revenue Growth
$42
448%
$50
3%
$39
3%
$43
1%
$43
3%
$55
11%
$44
12%
$49
16%
$48
10%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Reported revenue growth from Q2FY2019 through Q1FY2020 benefits from the timing of the BuildASign acquisition on October 1, 2018.



Organic Constant-Currency Revenue Growth
Quarterly
(4%)
4%
5%
4%
6%
14%
15%
13%
5%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. We expect fluctuations in growth as each of their business models evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas. In Q4 FY21, we closed a small acquisition under BuildASign in a new product category.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.



Segment EBITDA ($M) & Segment EBITDA Margin
Quarterly
$2
4%
$4
7%
$3
8%
$9
21%
$9
20%
$11
19%
$7
15%
$6
12%
$5
10%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 36

CENTRAL AND CORPORATE COSTS

Central and corporate costs increased 14% year over year in Q1 FY2022 from $31.0 million to $35.3 million, due to the non-recurrence of temporary cost-control measures that were put in place during Q1 FY2021.

Excluding unallocated SBC, central and corporate costs were up 13%, or $4.3 million, year over year during the first quarter. The lack of temporary cost-control measures from the year-ago period drove a year-over-year increase in corporate costs, and investments in our mass customization platform (MCP) and an uplift in demand drove higher central operating costs year over year (for example, third-party cloud storage costs).

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt existing ones. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being used in Vista, National Pen and multiple Upload and Print businesses, and technologies that are designed to improve customer experience, drive higher conversion rates and automate manual processes.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.



Central and Corporate Costs ($M)
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$34
$6
$17
$12
$(1)
$38
$3
$6
$17
$13
$38
$4
$6
$17
$12
$30
$1
$5
$14
$10
$31
$1
$6
$14
$10
$31
$—
$6
$16
$8
$34
$1
$6
$14
$12
$39
$4
$7
$16
$12
$35
$1
$7
$15
$12
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22



Central and Corporate Costs
Excluding Unallocated Share-Based
Comp*
($M and as a % of Total Revenue)
$34
5%
$36
4%
$35
6%
$29
7%
$30
5%
$30
4%
$33
6%
$36
6%
$34
5%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 36

CURRENCY IMPACTS Changes in currency rates positively impacted our year- over-year reported revenue growth rate by about 100 basis points in Q1 FY2022. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. We look at constant- currency growth rates to understand revenue trends in the absence of currency movements. Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities. Our Other income (expense), net was $22.2 million in Q1 FY2022, mainly driven by: • Realized losses on certain currency hedges were $3.7 million for the first quarter. These realized losses affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA. • Unrealized gains of approximately $25.9 million in Q1 were primarily related to gains and losses on the revaluation of currency derivatives, ineffective interest rate swaps, and intercompany, cash and debt balances. These are included in our net income but mostly excluded from our adjusted EBITDA. Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period. Y/Y Impact from Currency* Financial Measure Q1 FY2022 Revenue Positive Operating income Positive Net income Positive Segment EBITDA Mixed Adjusted EBITDA Negative Adjusted free cash flow Negative *Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation. Other Income (Expense), Net ($M) $16 ($9) $23 ($6) ($9) ($17) $10 $4 $22 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Realized Gains (Losses) on Certain Currency Derivatives ($M) $5 $10 $5 $4 $1 ($2) ($2) ($5) ($4) Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Please see non-GAAP reconciliations at the end of this document. Page 22 of 36

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) September 30, 2021 June 30, 2021 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 193,231 $ 183,023 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 152,028 152,248 Accounts receivable, net of allowances of $9,222 and $9,404, respectively . . . . . . . . . . . . . . . . . 56,624 50,679 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90,737 70,044 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81,431 72,504 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 574,051 528,498 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 321,773 328,679 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82,271 87,626 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88,432 87,690 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 146,431 149,618 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 717,970 726,979 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 171,944 186,744 Marketable securities, non-current 40,400 50,713 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41,416 35,951 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,184,688 $ 2,182,498 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 219,769 $ 199,831 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 261,161 247,513 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49,071 50,868 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11,373 9,895 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,340 26,551 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95,441 103,515 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 663,155 638,173 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24,707 27,433 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,718,311 1,732,511 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61,459 66,222 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88,279 96,410 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,555,911 2,560,749 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79,593 71,120 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; 26,090,016 and 26,035,910 shares outstanding, respectively . . . . . . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 28 Treasury shares, at cost, 17,990,611 and 18,044,717 shares, respectively . . . . . . . . . . . . . . . . . . (1,365,079) (1,368,595) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 464,938 459,904 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 532,414 537,677 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (83,732) (79,000) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (450,816) (449,371) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,184,688 $ 2,182,498 Please see non-GAAP reconciliations at the end of this document. Page 23 of 36

CIMPRESS PLC CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited in thousands, except share and per share data) Three Months Ended September 30, 2021 2020 Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $657,599 $586,500 Cost of revenue (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 338,989 298,844 Technology and development expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67,277 58,489 Marketing and selling expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 174,697 138,150 General and administrative expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46,548 41,812 Amortization of acquired intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,458 13,305 Restructuring expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (309) (86) Income from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16,939 35,986 Other income (expense), net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,197 (8,754) Interest expense, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (25,688) (30,516) Income (loss) before income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,448 (3,284) Income tax expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,381 6,794 Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,067 (10,078) Add: Net income attributable to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,738) (677) Net income (loss) attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,329 ($10,755) Basic net income (loss) per share attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.09 ($0.41) Diluted net income (loss) per share attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.09 ($0.41) Weighted average shares outstanding — basic . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,072,249 25,945,998 Weighted average shares outstanding — diluted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,583,813 25,945,998 ____________________________________________ (1) Share-based compensation is allocated as follows: Three Months Ended September 30, 2021 2020 Cost of revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 116 $ 100 Technology and development expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,903 2,191 Marketing and selling expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,677 1,685 General and administrative expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,310 4,307 Page 24 of 36

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended September 30, 2021 2020 Operating activities Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 4,067 $ (10,078) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,432 42,290 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11,006 8,283 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,138) (32) Unrealized (gain) loss on derivatives not designated as hedging instruments included in net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (16,534) 14,628 Effect of exchange rate changes on monetary assets and liabilities denominated in non- functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8,853) (4,958) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (471) 3,192 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (7,149) (12,448) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11,744) (3,111) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,832) 2,523 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,290 38,684 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17,493 26,708 Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36,567 105,681 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8,624) (8,383) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (15,639) (14,804) Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,000 — Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,699 2,103 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (617) — Net cash used in investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (13,181) (21,084) Financing activities Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 99,000 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,111) (182,726) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,137) (410) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . — (648) Payments of withholding taxes in connection with equity awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,579) (5,592) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,526) (1,592) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 (11) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (10,351) (91,979) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,827) 2,590 Net increase (decrease) in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,208 (4,792) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 183,023 45,021 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 193,231 $ 40,229 Page 25 of 36

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth (year over year and year over two year), constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, reported revenue growth excluding revenue from face masks, upload and print group revenue growth, constant- currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing-twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. For year-over-two-year constant-currency revenue growth, we apply the same principle using the average exchange rates from the same period two years prior. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue, VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs revenue for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods. • Reported revenue growth excluding revenue from face masks removes revenue from face masks in all periods to provide a view of the underlying revenue trend for products and services other than pandemic-related face masks. This non-GAAP measure does not adjust for currency fluctuations or acquisition timing. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 26 of 36

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	8 %	(1)%	(10)%	(36)%	(7)%	(5)%	(4)%	48 %	12 %
Currency impact	2 %	2 %	2 %	1 %	(2)%	(3)%	(4)%	(6)%	(1)%
Revenue growth in constant currency	10 %	1 %	(8)%	(35)%	(9)%	(8)%	(8)%	42 %	11 %
Impact of TTM acquisitions, divestitures & JVs	(6)%	(1)%	(1)%	(1)%	(1)%	(1)%	(2)%	(4)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %

Vista	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	(1)%	(2)%	(12)%	(32)%	(4)%	(1)%	2 %	42 %	6 %
Currency impact	2 %	— %	1 %	1 %	(1)%	(3)%	(3)%	(5)%	(1)%
Revenue growth in constant currency	1 %	(2)%	(11)%	(31)%	(5)%	(4)%	(1)%	37 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	(2)%	(4)%	(5)%	(3)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	1 %	(2)%	(11)%	(31)%	(5)%	(6)%	(5)%	32 %	2 %

Upload and Print ($M)	Q1FY21	Q1FY22
PrintBrothers reported revenue	$ 100.1	$ 125.4
The Print Group reported revenue	$ 66.4	$ 72.8
Upload and Print inter-segment eliminations	$ (0.3)	$ (0.2)
Total Upload and Print revenue in USD	**$ 166.3**	**$ 198.0**

Upload and Print	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	(8)%	(14)%	50 %	19 %
Currency impact	(6)%	(7)%	(13)%	(1)%
Revenue growth in constant currency	(14)%	(21)%	37 %	18 %
Impact of TTM acquisitions	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	(14)%	(21)%	37 %	18 %

PrintBrothers	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	8 %	9 %	— %	(38)%	(8)%	(4)%	(14)%	46 %	25 %
Currency impact	5 %	3 %	3 %	1 %	(5)%	(7)%	(7)%	(12)%	(1)%
Revenue growth in constant currency	13 %	12 %	3 %	(37)%	(13)%	(11)%	(21)%	34 %	24 %
Impact of TTM acquisitions	— %	(4)%	(3)%	(2)%	(2)%	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	13 %	8 %	— %	(39)%	(15)%	(11)%	(21)%	34 %	24 %

Values may not sum to total due to rounding.

Page 27 of 36

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	2 %	— %	(13)%	(47)%	(8)%	(13)%	(13)%	56 %	10 %
Currency impact	5 %	3 %	3 %	1 %	(4)%	(6)%	(7)%	(13)%	(2)%
Revenue growth in constant currency	7 %	3 %	(10)%	(46)%	(12)%	(19)%	(20)%	43 %	8 %

National Pen	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	6 %	(4)%	(14)%	(53)%	(4)%	(10)%	(9)%	109 %	2 %
Currency impact	2 %	1 %	1 %	— %	(1)%	(3)%	(3)%	(6)%	— %
Revenue growth in constant currency	8 %	(3)%	(13)%	(53)%	(5)%	(13)%	(12)%	103 %	2 %

All Other Businesses	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	448 %	3 %	3 %	1 %	3 %	11 %	12 %	16 %	10 %
Currency impact	1 %	1 %	2 %	2 %	3 %	3 %	3 %	(1)%	— %
Revenue growth in constant currency	449 %	4 %	5 %	3 %	6 %	14 %	15 %	15 %	10 %
Impact of TTM acquisitions and divestitures	(453)%	— %	— %	1 %	— %	— %	— %	(2)%	(5)%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	(4)%	4 %	5 %	4 %	6 %	14 %	15 %	13 %	5 %

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	5 %	8 %	4 %	7 %
Currency impact	1 %	3 %	5 %	3 %
Revenue growth in constant currency	6 %	11 %	9 %	10 %
Impact of TTM acquisitions, divestitures & JVs	2 %	(5)%	(6)%	(5)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	8 %	6 %	3 %	5 %

Values may not sum to total due to rounding.

Page 28 of 36

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

Total Company	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	8 %	(1)%	(10)%	(36)%	(7)%	(5)%	(4)%	48 %	12 %
Currency impact	2 %	2 %	2 %	1 %	(2)%	(3)%	(4)%	(6)%	(1)%
Revenue growth in constant currency	10 %	1 %	(8)%	(35)%	(9)%	(8)%	(8)%	42 %	11 %
Impact of TTM acquisitions, divestitures & JVs	(6)%	(1)%	(1)%	(1)%	(1)%	(1)%	(2)%	(4)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %

2-Year Stacked Organic Constant-Currency	Q1'19+ Q1'20	Q2'19+ Q2'20	Q3'19+ Q3'20	Q4'19+ Q4'20	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22
Year 1 (Earlier of the 2 Stacked Periods)	8 %	6 %	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%
Year 2 (More Recent of the 2 Stacked Periods)	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %
Year 1 + Year 2	12 %	6 %	(6)%	(31)%	(6)%	(9)%	(19)%	2 %	(1)%

Vista	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	(1)%	(2)%	(12)%	(32)%	(4)%	(1)%	2 %	42 %	6 %
Currency impact	2 %	— %	1 %	1 %	(1)%	(3)%	(3)%	(5)%	(1)%
Revenue growth in constant currency	1 %	(2)%	(11)%	(31)%	(5)%	(4)%	(1)%	37 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	(2)%	(4)%	(5)%	(3)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	1 %	(2)%	(11)%	(31)%	(5)%	(6)%	(5)%	32 %	2 %

2-Year Stacked Organic Constant-Currency	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22
Year 1 (Earlier of the 2 Stacked Periods)	1 %	(2)%	(11)%	(31)%	(5)%
Year 2 (More Recent of the 2 Stacked Periods)	(5)%	(6)%	(5)%	32 %	2 %
Year 1 + Year 2	(4)%	(8)%	(16)%	1 %	(3)%

PrintBrothers	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	8 %	9 %	— %	(38)%	(8)%	(4)%	(14)%	46 %	25 %
Currency impact	5 %	3 %	3 %	1 %	(5)%	(7)%	(7)%	(12)%	(1)%
Revenue growth in constant currency	13 %	12 %	3 %	(37)%	(13)%	(11)%	(21)%	34 %	24 %
Impact of TTM acquisitions, divestitures & JVs	— %	(4)%	(3)%	(2)%	(2)%	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	13 %	8 %	— %	(39)%	(15)%	(11)%	(21)%	34 %	24 %

2-Year Stacked Organic Constant-Currency	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22
Year 1 (Earlier of the 2 Stacked Periods)	13 %	8 %	— %	(39)%	(15)%
Year 2 (More Recent of the 2 Stacked Periods)	(15)%	(11)%	(21)%	34 %	24 %
Year 1 + Year 2	(2)%	(3)%	(21)%	(5)%	9 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods.

Values may not sum to total due to rounding.

Page 29 of 36

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	2 %	— %	(13)%	(47)%	(8)%	(13)%	(13)%	56 %	10 %
Currency impact	5 %	3 %	3 %	1 %	(4)%	(6)%	(7)%	(13)%	(2)%
Revenue growth in constant currency	7 %	3 %	(10)%	(46)%	(12)%	(19)%	(20)%	43 %	8 %

2-Year Stacked Organic Constant-Currency	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22
Year 1 (Earlier of the 2 Stacked Periods)	7 %	3 %	(10)%	(46)%	(12)%
Year 2 (More Recent of the 2 Stacked Periods)	(12)%	(19)%	(20)%	43 %	8 %
Year 1 + Year 2	(5)%	(16)%	(30)%	(3)%	(4)%

National Pen	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Reported revenue growth	6 %	(4)%	(14)%	(53)%	(4)%	(10)%	(9)%	109 %	2 %
Currency impact	2 %	1 %	1 %	— %	(1)%	(3)%	(3)%	(6)%	— %
Revenue growth in constant currency	8 %	(3)%	(13)%	(53)%	(5)%	(13)%	(12)%	103 %	2 %

2-Year Stacked Organic Constant-Currency	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22
Year 1 (Earlier of the 2 Stacked Periods)	8 %	(3)%	(13)%	(53)%	(5)%
Year 2 (More Recent of the 2 Stacked Periods)	(5)%	(13)%	(12)%	103 %	2 %
Year 1 + Year 2	3 %	(16)%	(25)%	50 %	(3)%

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods.

YEAR-OVER-YEAR REVENUE GROWTH EXCLUDING FACE MASK REVENUE

Total Company	Q1FY22 ex. face masks
Reported revenue growth	12 %
Face Mask Revenue Impact	8 %
Revenue Growth Excluding Mask Revenue	20 %

Vista	Q1FY22 ex. face masks
Reported revenue growth	6 %
Face Mask Revenue Impact	12 %
Revenue Growth Excluding Mask Revenue	18 %

PrintBrothers	Q1FY22 ex. face masks
Reported revenue growth	25 %
Face Mask Revenue Impact	2 %
Revenue Growth Excluding Mask Revenue	27 %

Values may not sum to total due to rounding.

Page 30 of 36

YEAR-OVER-YEAR REVENUE GROWTH EXCLUDING FACE MASK REVENUE (CONT.) The Print Group Q1FY22 ex. face masks Reported revenue growth 10 % Face Mask Revenue Impact 10 % Revenue Growth Excluding Mask Revenue 20 % National Pen Q1FY22 ex. face masks Reported revenue growth 2 % Face Mask Revenue Impact 18 % Revenue Growth Excluding Mask Revenue 20 % All Other Businesses Q1FY22 ex. face masks Reported revenue growth 10 % Face Mask Revenue Impact — % Revenue Growth Excluding Mask Revenue 10 % YEAR-OVER-TWO-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES Total Company Q1FY22 vs. Q1FY20 Reported revenue growth 4 % Currency impact (3) % Revenue growth in constant currency 1 % Impact of TTM acquisitions & divestitures (3) % Revenue growth in constant currency ex. TTM acquisitions & divestitures (2) % Vista Q1FY22 vs. Q1FY20 Reported revenue growth 2 % Currency impact (2) % Revenue growth in constant currency — % Impact of TTM acquisitions & divestitures (4) % Revenue growth in constant currency ex. TTM acquisitions & divestitures (4) % PrintBrothers Q1FY22 vs. Q1FY20 Reported revenue growth 15 % Currency impact (7) % Revenue growth in constant currency 8 % Impact of TTM acquisitions & divestitures (2) % Revenue growth in constant currency ex. TTM acquisitions & divestitures 6 % Values may not sum to total due to rounding. Page 31 of 36

YEAR-OVER-TWO-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

The Print Group	Q1FY22 vs. Q1FY20
Reported revenue growth	1 %
Currency impact	(6)%
Revenue growth in constant currency	(5)%
Impact of TTM acquisitions & divestitures	— %
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(5)%

National Pen	Q1FY22 vs. Q1FY20
Reported revenue growth	(1)%
Currency impact	(3)%
Revenue growth in constant currency	(4)%
Impact of TTM acquisitions & divestitures	— %
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(4)%

All Other Businesses	Q1FY22 vs. Q1FY20
Reported revenue growth	13 %
Currency impact	4 %
Revenue growth in constant currency	17 %
Impact of TTM acquisitions & divestitures	(3)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	14 %

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Total revenue	$634.0	$820.3	$598.0	$429.1	$586.5	$780.9	$573.4	$635.2	$657.6
Cost of revenue	$325.7	$394.0	$309.6	$219.6	$298.8	$380.7	$296.5	$323.8	$339.0
Gross profit (revenue minus cost of revenue)	**$308.3**	**$426.3**	**$288.4**	**$209.5**	**$287.7**	**$400.2**	**$276.8**	**$311.4**	**$318.6**
as a percent of total revenue	*48.6 %*	*52.0 %*	*48.2 %*	*48.8 %*	*49.0 %*	*50.9 %*	*47.8 %*	*48.6 %*	*48.5 %*
Advertising expense and payment processing fees	$103.5	$109.6	$86.9	$43.8	$79.2	$113.8	$87.8	$99.1	$100.1
Contribution profit (gross profit minus advertising/processing fees)	**$204.8**	**$316.8**	**$201.5**	**$165.7**	**$208.4**	**$286.4**	**$189.0**	**$212.3**	**$218.6**
as a percent of total revenue	*32.3 %*	*38.6 %*	*33.7 %*	*38.6 %*	*35.5 %*	*36.4 %*	*32.6 %*	*33.1 %*	*33.2 %*

Values may not sum to total due to rounding.

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EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Vista	$ 87.3	$138.9	$ 73.8	$ 66.4	$ 90.2	$112.3	$ 64.3	$ 57.9	$ 68.0
PrintBrothers	10.8	16.5	8.7	3.5	9.7	16.5	7.6	9.4	16.3
The Print Group	13.6	18.1	10.9	8.9	12.2	12.6	6.5	11.9	14.4
National Pen	(9.9)	28.1	(1.2)	(9.4)	(10.7)	18.7	(3.3)	6.9	(8.0)
All Other Businesses	1.7	3.7	3.2	8.9	8.6	10.7	6.5	5.9	4.9
Total segment EBITDA (loss)	**$103.6**	**$205.2**	**$ 95.3**	**$ 78.3**	**$110.0**	**$170.7**	**$ 81.6**	**$ 92.0**	**$ 95.6**
Central and corporate costs ex. unallocated SBC	(34.2)	(35.6)	(34.6)	(29.0)	(29.9)	(30.5)	(32.8)	(35.6)	(34.1)
Unallocated SBC	0.5	(2.8)	(3.7)	(1.0)	(1.2)	(0.5)	(1.3)	(3.7)	(1.1)
Exclude: share-based compensation included in segment EBITDA	4.8	8.3	8.9	11.3	8.3	5.2	9.5	14.0	11.0
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	4.8	10.4	5.0	4.3	1.2	(1.6)	(1.9)	(4.6)	(3.7)
Adjusted EBITDA	**$ 79.5**	**$185.5**	**$ 70.9**	**$ 63.8**	**$ 88.5**	**$143.4**	**$ 55.0**	**$ 62.2**	**$ 67.6**
Depreciation and amortization	(42.5)	(42.4)	(41.8)	(41.2)	(42.3)	(43.6)	(42.8)	(44.5)	(44.4)
Proceeds from insurance	—	—	—	—	—	—	(0.1)	—	—
Earn-out related charges	—	—	—	0.1	—	—	—	—	—
Share-based compensation expense[1]	(4.8)	(8.3)	(8.9)	(11.3)	(8.3)	(5.2)	(9.5)	(14.0)	(11.0)
Certain impairments and other adjustments	0.2	(0.9)	(102.0)	(1.9)	(0.8)	0.2	(20.6)	0.7	0.8
Restructuring-related charges	(2.2)	(1.9)	(0.9)	(8.5)	0.1	(2.2)	0.4	0.1	0.3
Realized (gains) losses on currency derivatives not included in operating income	(4.8)	(10.4)	(5.0)	(4.3)	(1.2)	1.6	1.9	4.6	3.7
Total income (loss) from operations	**$ 25.4**	**$121.6**	**$(87.7)**	**$ (3.3)**	**$ 36.0**	**$ 94.2**	**$(15.7)**	**$ 9.0**	**$ 16.9**
Operating income (loss) margin	*4 %*	*15 %*	*(15)%*	*(1)%*	*6 %*	*12 %*	*(3)%*	*1 %*	*3 %*
Operating income (loss) year-over-year growth	*524 %*	*34 %*	*(396)%*	*(107)%*	*42 %*	*(23)%*	*82 %*	*376 %*	*(53)%*

1 Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

Values may not sum to total due to rounding.

Page 33 of 36

ADJUSTED EBITDA

(Quarterly, in millions)

	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
GAAP operating income (loss)	$25.4	$121.6	($87.7)	($3.3)	$36.0	$94.2	($15.7)	$9.0	$16.9
Depreciation and amortization	$42.5	$42.4	$41.8	$41.2	$42.3	$43.6	$42.8	$44.5	$44.4
Share-based compensation expense[1]	$4.8	$8.3	$8.9	$11.3	$8.3	$5.2	$9.5	$14.0	$11.0
Proceeds from insurance	$—	$—	$—	$—	$—	$—	$0.1	$—	$—
Earn-out related charges	$—	$—	$—	($0.1)	$—	$—	$—	$—	$—
Certain impairments and other adjustments	($0.2)	$0.9	$102.0	$1.9	$0.8	($0.2)	$20.6	($0.7)	($0.8)
Gain on purchase or sale of subsidiaries	$—	$—	$—	$—	$—	$—	$—	$—	$—
Restructuring related charges	$2.2	$1.9	$0.9	$8.5	($0.1)	$2.2	($0.4)	($0.1)	($0.3)
Realized gains (losses) on currency derivatives not included in operating income	$4.8	$10.4	$5.0	$4.3	$1.2	($1.6)	($1.9)	($4.6)	($3.7)
Adjusted EBITDA[2,3]	**$79.5**	**$185.5**	**$70.9**	**$63.8**	**$88.5**	**$143.4**	**$55.0**	**$62.2**	**$67.6**

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q1FY20	TTM Q2FY20	TTM Q3FY20	TTM Q4FY20	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22
GAAP operating income (loss)	$195.0	$226.0	$108.6	$56.0	$66.6	$39.2	$111.2	$123.5	$104.5
Depreciation and amortization	$174.8	$172.6	$170.4	$167.9	$167.7	$168.9	$169.9	$173.2	$175.4
Waltham, MA lease depreciation adjustment	($3.1)	($2.1)	($1.0)	$—	$—	$—	$—	$—	$—
Share-based compensation expense[1]	$14.1	$25.2	$29.6	$33.3	$36.8	$33.7	$34.3	$37.0	$39.8
Proceeds from insurance	$—	$—	$—	$—	$—	$—	$0.1	$0.1	$0.1
Interest expense associated with Waltham, MA lease	($5.4)	($3.6)	($1.8)	$—	$—	$—	$—	$—	$—
Earn-out related charges	$—	$—	$—	($0.1)	($0.1)	($0.1)	($0.1)	$—	$—
Certain impairments and other adjustments	$10.6	$11.5	$112.7	$104.6	$105.6	$104.4	$23.0	$20.5	$18.9
Restructuring related charges	$14.1	$14.9	$8.0	$13.5	$11.3	$11.6	$10.3	$1.6	$1.4
Realized gains (losses) on currency derivatives not included in operating income	$23.5	$26.5	$26.6	$24.5	$20.9	$8.9	$2.0	($6.9)	($11.7)
Adjusted EBITDA[2,3]	**$423.6**	**$471.1**	**$453.1**	**$399.8**	**$408.7**	**$366.6**	**$350.8**	**$349.1**	**$328.3**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 34 of 36

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
Net cash provided by (used in) operating activities	$62.9	$202.2	$19.0	$54.4	$105.7	$150.5	($37.2)	$46.3	$36.6
Purchases of property, plant and equipment	($14.2)	($13.9)	($10.5)	($11.8)	($8.4)	($8.4)	($5.9)	($15.8)	($8.6)
Capitalization of software and website development costs	($12.5)	($10.9)	($12.4)	($8.2)	($14.8)	($11.6)	($18.9)	($15.6)	($15.6)
Adjusted free cash flow	**$36.2**	**$177.3**	**($4.0)**	**$34.4**	**$82.5**	**$130.4**	**($62.0)**	**$14.9**	**$12.3**

Reference:

Value of finance leases	$—	$0.1	$1.5	$—	$0.1	$0.1	$5.5	$1.4	$0.9
Cash restructuring payments	$2.3	$0.5	$2.3	$4.0	$2.5	$1.4	$0.1	$2.5	$—

Cash paid during the period for interest	$9.4	$23.9	$9.5	$30.1	$9.1	$49.2	$8.0	$50.7	$14.4
Cash interest related to borrowing	**$9.4**	**$23.9**	**$9.5**	**$30.1**	**$9.1**	**$49.2**	**$8.0**	**$50.7**	**$14.4**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q1FY20	TTM Q2FY20	TTM Q3FY20	TTM Q4FY20	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22
Net cash provided by operating activities	$371.8	$390.7	$392.7	$338.4	$381.2	$329.5	$273.3	$265.2	$196.1
Purchases of property, plant and equipment	($63.7)	($59.9)	($51.3)	($50.5)	($44.7)	($39.2)	($34.6)	($38.5)	($38.8)
Capitalization of software and website development costs	($49.9)	($50.1)	($49.8)	($44.0)	($46.3)	($47.0)	($53.5)	($60.9)	($61.8)
Adjusted free cash flow	**$258.1**	**$280.6**	**$291.5**	**$244.0**	**$290.2**	**$243.3**	**$185.3**	**$165.8**	**$95.6**

Reference:

Value of finance leases	$8.3	$4.8	$1.8	$1.6	$1.7	$1.6	$5.6	$7.0	$7.8
Cash restructuring payments	$7.1	$7.1	$6.3	$9.1	$9.3	$10.3	$8.1	$6.6	$4.1

Cash paid during the period for interest	$65.8	$67.4	$66.8	$72.9	$72.6	$97.9	$96.5	$117.0	$122.3
Interest expense for Waltham, MA Lease	($5.4)	($3.6)	($1.8)	$—	$—	$—	$—	$—	$—
Cash interest related to borrowing	**$60.4**	**$63.9**	**$65.0**	**$72.9**	**$72.6**	**$97.9**	**$96.5**	**$117.0**	**$122.3**

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22
P&L view of interest expense	$15.1	$15.7	$17.3	$27.8	$30.5	$30.1	$29.0	$29.7	$25.7
Less: Interest expense related to investment consideration	$—	$—	$—	$—	$—	$—	$—	($0.7)	($0.2)
Interest expense related to borrowing	**$15.1**	**$15.7**	**$17.3**	**$27.8**	**$30.5**	**$30.1**	**$29.0**	**$29.0**	**$25.4**

Values may not sum to total due to rounding.

Page 35 of 36

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vista and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue, earnings, cash flows, and other financial results; the anticipated impacts of the Vista brand evolution and our investments in the Vista business, including our expectations for future growth; the anticipated launches of Vista's new websites in additional markets and our expectations with respect to Vista's new technology platform; our plans and expectations with respect to the acquisition of Depositphotos, Inc. and its subsidiary (Crello, now rebranded VistaCreate); our expectations for National Pen's e-commerce platform and our mass customization platform and the effects of those platforms; and our planned investments in our business and the expected effects of those investments. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic and the timing and pace of economic recovery; our failure to execute on the transformation of the Vista business; costs and disruptions caused by acquisitions; the failure of the businesses we acquire or invest in to perform as expected; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss or unavailability of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform, Vista's new technology platform, or National Pen's e-commerce platform or the failure of the technologies to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2021 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 36 of 36